                                                                    Exhibit 10.1


                  AGREEMENT OF LEASE (hereinafter referred to as "Lease" or "lease"), made as of this 23rd day of July, 1998 between 130 WILLIAM LLC, having an address at 130 William Street, New York, New York 10038, party of the first part (hereinafter referred to as "Landlord" or "Owner"), and WALL STREET STRATEGIES, INC., a Delaware corporation, having an address at 50 Broad Street, New York, New York 10004, party of the second part (hereinafter referred to as "Tenant").

                  WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord that portion of the 4th floor substantially as shown shaded on the floor plan annexed hereto as Exhibit A (hereinafter called "premises," "demised premises" or "premises"), in the building known as 130 William Street, New York, New York (hereinafter called "building" or "Building"), for the term (hereinafter called "term" or "Term") to commence on the later of August 1, 1998 or the Substantial Completion Date (as defined hereinafter) (hereinafter called the "Commencement Date"), and to the end on the last day of the month in which the fifth (5th) year anniversary of the Commencement Date shall occur (hereinafter called the "Expiration Date"), or until such term shall sooner cease and expire as hereinafter provided, both dates inclusive, at an annual rental as more particularly set forth in Article 37 hereof (hereinafter called "rent" or "Fixed Rent"), together with all other sums of money as shall become due and payable by Tenant under this lease (hereinafter called "additional rent" or "Additional Rent" and together with Fixed Rent, "rent" or "Rent"), which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installments(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:                      1.       Tenant shall pay the rent as above and as
                                    hereinafter provided.
Occupancy:                *2.       Tenant shall use and occupy the demised
                                    premises as executive, general and
administrative offices and for no other purpose.

                  *and to such other requirements as Owner may reasonably impose, including without limitation, that all alterations by Tenant shall be performed by Owner's designated contractors.

Tenant Alterations:
------------------

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, X Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenants' expense, by payment of filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner. Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises to the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:
-----------------------

4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises cause by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:
---------------

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:
------------------------------------------------

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (inducing Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises with is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability to responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination:
-------------

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidation, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage, Reimbursement Indemnity:
----------------------------------------------

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and

Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees or licensees, Tenant's liability under this lease extends to the acts and omissions of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts or omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:
------------------------------------

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as proved in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuilt it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payment of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy or such earlier date on which such repairs would have been completed but for delays caused by Tenant, including delays in submitting plans, (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:
--------------

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority of the value to Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.:
-------------------------

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:
----------------

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric currents shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:
------------------

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building of which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting and eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:
------------------------

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:
---------

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:
----------

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

         (b) it is situated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premised for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:
-------

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease including the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days of this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall ten quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant herein waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:
------------------------------------------

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:
-----------------

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease. Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Buildings, Alterations and Managements:
--------------------------------------

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:
---------------------------

21. Neither Owner nor Owner's agents have made any representation or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of term:
-----------

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, boom clean, in good order and condition, ordinary war and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:
---------------

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:
--------------------------

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease.

The provisions of this article are intended to continue "an express provision to the contrary" within the meaning of Section 223 a of the New York Real Property Law.

No Waiver.
---------

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury.
-----------------------

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant. Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:
--------------------

27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected either directly or indirectly, by war or other emergency.

Bills and Notices:
-----------------

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:
---------------------------

29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults. Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times: (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.: (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises substantially in accordance with the standards attached hereto as Exhibit B on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. It Tenant required air conditioning/cooling or ventilation for more extended hours on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service: (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions:
--------

30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions.
-----------

31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at an such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shorting:
----------------------------

32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:
---------------------

33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants of conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:
--------

34. Tenant has deposited with Owner the sum of $24,883.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate.
--------------------

35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified an in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:
----------------------

36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

         See Riders attached hereto and made an integral part hereof

         IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                                     130 WILLIAM LLC

Witness for Owner:                                   /s/ Robert Danial
                                                    ---------------------------


___________________________         By:     Robert Danial, Member

                                                   WALL STREET STRATEGIES, INC.,

Witness for Tenant:
                                                   /s/ Charles Payne
                                                   ----------------------------


___________________________         By:     Name:
                                            Title: ____________________________


                             IMPORTANT - PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweeping, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors shall have caused it.

3. No carpet, rug or article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisements, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wired shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used in interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such person. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by an Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week day, and prior to 3:00 p.m on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

                           ESCALATION RIDER ANNEXED TO
                           AGREEMENT OF LEASE BETWEEN
                                130 WILLIAM LLC,
                                AS LANDLORD, AND
                       WALL STREET STRATEGIES., AS TENANT

ESCALATION:

A.       As used herein:

         (a) The term "Taxes" shall mean (a) all real estate taxes, assessments (special or otherwise), sewer rents, vault taxes or charges, rates and charges, or any other governmental charge of a similar or dissimilar nature, whether general, special, ordinary or extraordinary, which may be levied or assessed on or with respect to al or any part of the Building or the parcel of land on which the Building is located (hereinafter called "Real Property") by the City or County of New York or any other taxing authority and (b) any expenses, including attorneys' fees and disbursements, incurred by Landlord in contesting any of the foregoing or the assessed valuation of al or any part of the Real Property. If, however, by law, any assessment may be divided and paid in annual installments, then, for the purposes of this Rider, (a) such assessment shall be deemed to have been so divided into the maximum number of annual installments permitted by law, and (b) there shall be deemed included in Taxes for each calendar year the annual installment of such assessment becoming payable during such calendar year, together with interest payable during such calendar year on such annual installment and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided.

         (b) The term "Landlord's Basic Tax Liability" shall mean the tax liability of Landlord for the fiscal year July 1, 1998 - June 30, 1999 for Taxes.

         (c) The term "Landlord's Base Tax Year" shall mean the fiscal year July 1, 1998 - June 30, 1999.

         (d)   The term "Tenant's Proportionate Share" shall mean 3.61%.

         (e) The term "Wages" shall mean the minimum regular hourly wage rate payable to porters (one such person, a "Porter") employed at Class A office buildings pursuant to the commercial building agreement (the "Commercial Building Agreement") between the Realty Advisory Board on Labor Relations, Inc. and Local 32B-32J Service Employees International Union, AFL-CIO, or successor parties, or as required by law. The terms of the immediately preceding sentence shall be effective whether or not the Building of which the demised premises forms a part is a Class A office building or employs such a Porter, as Wages is intended to be a substitute comparative index as opposed to an actual operating expense escalation calculation and is not intended to reflect the actual cost of wages and other expenses for the Building or increases or decreases thereto. If the Commercial Building Agreement expires or is otherwise terminated, then until commencement of the new Commercial Building Agreement Wages shall be determined in accordance with the last effective Commercial Building Agreement, except the minimum regular hourly wage rate shall be deemed to increase annually by the average of its annual percentage increases over the term of the last effective Commercial Building Agreement; the terms of any new Commercial Building Agreement shall be applied and payments shall be adjusted retroactively to the first day of coverage thereunder. If any classification, category, definition, description, entity or party referred to in this Rider is succeeded (or modified), replaced or eliminated, the successor or replacement, or a substitute determined by Landlord in Landlord's sole judgement in the event of an elimination, shall be utilized to make calculations under this Rider; it being the intention of Landlord and Tenant that sufficient factors shall always exist to determine Wages in a manner materially the same as the manner employed by Landlord on the date of this Lease.

         (f) The term "Basic Wages" shall mean the Wages in effect on January 1, 198

         (g) The term "Landlord's Statement" shall mean an instrument containing a computation of any Additional Rent due pursuant to the provisions of the Lease. Nothing herein contained shall restrict Landlord from issuing Landlord's Statements at any time that there is an increase in Taxes during any fiscal year or an increase in Wages during any calendar year.

B. (a) If Taxes payable in any fiscal yearn falling wholly or partially within the Term shall be in such amount as shall constitute an increase above Landlord's Basic Tax Liability, Tenant shall pay as Additional Rent for such fiscal year a sum equal to Tenant's Proportionate Share of the amount by which Taxes for such fiscal year exceed Landlord's Basic Tax Liability.

         (b) On the first day of each month following rendition of each Landlord's Statement which shows payment of Additional Rent due from Tenant pursuant to this Rider, Tenant shall pay to Landlord on account of the estimated Additional Rent for the fiscal year following the fiscal year for which Landlord's Statement shall have been rendered, a sum equal to one-twelfth (1/12th) of the total Additional Rent shown on such Landlord's Statement. Such Additional Rent shall be due and payable at the same time as each monthly installment of Fixed Rent.

         (c) A reconciliation shall be made upon each Landlord's Statement as follows: Tenant shall be debited with any Additional Rent shown on such Landlord's Statement and credited with the aggregate of the total amount, if any, paid by Tenant in accordance with the provisions of paragraph(b) on account of the estimated Additional Rent for the fiscal year in question, and within ten (10) days following rendition of such Landlord's Statement, Tenant shall pay to Landlord the amount of any net debit balance shown thereon, or Landlord shall apply against the next ensuing installments of Fixed Rent any net credit balance shown thereon.

         (d) If, as a result of any application or proceeding brought by or on behalf of Landlord for reduction in the assessed valuation of the Real Property affecting any fiscal year commencing after Landlord's Base Tax Year, there shall be a decrease in Taxes for any such fiscal year with respect to which Landlord shall have previously rendered a Landlord's Statement, Landlords Statement next following such decrease shall include an adjustment for such fiscal year reflecting such decrease in Taxes (less all costs and expenses, including counsel fees, incurred by Landlord in connection with the application or proceeding to reduce the Taxes with respect to any fiscal year occurring after Landlord's Base Tax Year).

C. The annual Fixed Rate payable under this Lease shall be adjusted from time to time in the manner provided for in this Rider,

         (a) If an annual Fixed Rent increase shall become effective, or if Wages shall increase any time under the terms of the Commercial Building Agreement or by virtue of amendments or successions to the Commercial Building Agreement, including without limitation, increases in the minimum regular hourly wage and/or the accrual of benefits based on the Porter's seniority, then effective from the date of such increase in the annual Fixed Rate or Wages, the annual Fixed Rent payable under this Lease shall be increased (the "Adjustment") as stated in this Lease and/or by 1% of the total amount of annual Fixed Rent payable under this Lease for each one percent (1%) and pro rata for any fraction of one percent (1%) by which Wages shall exceed Base Wages.

         (b) Landlord shall furnish to Tenant, prior to the commencement of each calendar year, a written statement setting forth Landlord's estimate of Tenant's Adjustments for such calendar year, and the method of calculation of Tenant's Adjustments for such calendar year. Tenant shall pay to Landlord on the first day of each month during such calendar year an amount equal to one-twelfth (1/12th) of Landlord's estimate for a calendar year subsequent to the commencement thereof, then (x) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Rider in respect of the last month of the preceding calendar year; (y) promptly after such estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Adjustments previously made for such calendar year were greater or less than the installments of Tenant's Adjustments to be made for such calendar year in accordance with such estimate, and (i) if there shall be a deficiency, Tenant shall pay the amount thereof within ten (10) days after demand therefor, or (ii) if there shall have been an overpayment, Landlord shall promptly either refund to Tenant the amount thereof or permit Tenant to credit the amount thereof against subsequent payments under this Rider; and (z) on the first day of the month following the month in which such estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such calendar year, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12th) of Tenant's Adjustments shown on such estimate. Landlord may at any time or from time to time furnish to Tenant a revised statement of Landlord's estimate of Tenant's Adjustments for such calendar year, based upon either of the methods set forth in the Rider for computing Tenant's Adjustments; and in such case, Tenant's Adjustments for such calendar year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence.

         (c) After the end of each calendar year Landlord shall furnish to Tenant a Landlord's Statement for such calendar year. If the Landlord's Statement shall show ha the sums paid by Tenant hereunder exceeded Tenant's Adjustments required to be paid by Tenant for such calendar year, Landlord shall refund to Tenant the amount of such excess or, at Landlord's election, credit the amount of such excess against subsequent payments under this Rider; and if the Landlord's Statement for such calendar year shall show that the sums so paid by Tenant were less than Tenant's Adjustments required to be paid by Tenant for such calendar year, Tenant shall pay the amount of such deficiency within ten (10) days after demand therefor.

D. In no event shall Fixed Rent ever be reduced by operation of this Rider.

E. Landlord's Statement shall be rendered to Tenant in accordance with the provisions of Article 28 of this lease. Landlord's failure to render Landlord's Statements with respect to any such increase in Taxes or Wages during any fiscal or calendar year shall not prejudice Landlord's right to render a Landlord's Statement with respect thereto or with respect to any subsequent fiscal or calendar year. Nothing herein contained shall restrict Landlord from issuing Landlord's Statements at any time there is an increase in Wages or Taxes during any fiscal or calendar year or any time thereafter. The obligations of Landlord and Tenant under the provisions of this Rider with respect to any Additional Rent shall survive the Expiration Date or any sooner termination of the Term.

F. Each Landlord's Statement shall be conclusive and binding upon Tenant unless within thirty (30) days after receipt of such Landlord's Statement, time being deemed of the essence, Tenant shall notify Landlord that it disputes the correctness of Landlord's Statement, specifying the respects in which Landlord's Statement is claimed to be incorrect as well as any and all relevant additional information tenant may reasonably request of Landlord. Pending the determination of any such dispute by agreement or otherwise, Tenant shall pay Additional Rent in accordance with the applicable Landlord's Statement, and such payment shall be without prejudice to Tenant's position. Tenant's right to contest set forth immediately above is subject to and contingent upon Tenant's (i) timely paying in full Landlord's statement in question, (ii) paying all Landlord's reasonable expenses incurred in connection with Tenant's dispute and/or request for information including without limitation out of pocket expenses, and wages and benefits of Landlord's and Landlord's agent's employees for said employees' hours of work directly relating to Tenant's dispute and/or request for information, and (iii) being represented in connection with Tenant's dispute only be Tenant's principals, officers and employees, and outside parties, if any, compensated only by hourly fee or flat rate and not by a percentage of Tenant's related recovery. Tenant acknowledges that Landlord's books and records are confidential and are not available for examination. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of Additional Rent resulting from compliance with Landlord's Statement. Any Adjustment for less than a year or for less than a month shall be prorated. No computation under this Rider shall result in a reduction to the annual Fixed Rent in effect at the time of the subject computation. Tenant's liability under this Rider shall survive the termination of this Lease.


G. The computations of Additional Rent under this Rider are intended to constitute a formula for an agreed rental adjustment and may or may not constitute an actual reimbursement to Landlord for costs and expenses paid by Landlord with respect to the Building.

LANDLORD:  130 WILLIAM LLC          TENANT:  WALL STREET STRATEGIES, INC.


          /s/ Robert Danial             /s/ Charles Payne
          ------------------------     --------------------------------
          ROBERT DANIAL, Member        NAME: Charles Payne
                                       TITLE:

                              ELECTRICITY RIDER TO
                           AGREEMENT OF LEASE BETWEEN
                                130 WILLIAM LLC,
                                AS LANDLORD, AND
                     WALL STREET STRATEGIES, INC., AS TENANT

ELECTRICITY:

A. (i) Electricity shall be provided to Tenant in the Premises on a so-called "rent inclusion" basis. Tenant agrees that the portion of the Fixed Rent set forth in Article 37 presently attributed to the finishing of electric current is the annual sum of $12,513.00 and is subject to increase as hereinafter provided. Landlord will furnish electricity to Tenant through presently installed electrical facilities for Tenant's reasonable use of such lighting, electrical appliances, air conditioning systems and equipment as presently exist or as Tenant may be permitted to install in the Premises, subject to Landlord's consent which will not be unreasonably withheld or delayed. Tenant agrees that an electrical engineer or utility consultant, selected by Landlord, may, from time to time during the Term, make a survey of the electric lighting and power load by metering or otherwise to determine Tenant's average monthly electrical energy consumption in the Premises ("Tenant's Electric Consumption") based upon
(i) the connected load rating of each item consuming electric energy, (ii) Tenant's usage which shall be determined by multiplying the connected load rating of each item by the hours of usage as determined by the consultant, and
(iii) the electric rates in Service Classification No. 4 of Consolidated Edison Company of New York, Inc. or any successor thereto applicable to Landlord, inclusive of all surcharges or taxes thereon including any sales tax as a result of the resale of such energy to Tenant. The findings of such engineers or consultant as to the proper Fixed Rent increase based on Tenant' s Electric Consumption shall be conclusive and binding upon the parties and the amount thereof shall be added to the Fixed Rent payable monthly on the first day of each and every month in advance for each month from the date the change in electrical energy consumption occurred (as determined by Landlord's electrical engineer or utility consultant).

         (ii) If the Electric Rates on which the initial determination of said consultant shall be increased, then the sum included in Fixed Rent by reason of this Article shall be increased by the same percentage as such change in the Electric Rates, retroactive to the date of such increase in such Electric Rates, and the amount payable from the effective date of such increase to the last day of the month in which Tenant shall be billed therefor shall be paid within 10 days after Landlord furnishes Tenant with a statement thereof. The term "Electric Rates" shall be deemed to mean the rates at which Landlord purchases electrical energy from the public utility supplying electrical service to the Building, including any surcharges or charges incurred or taxes payable by Landlord in connection therewith or in connection with the furnishing of electrical energy by Landlord on a rent-inclusion basis or increase or decrease thereof by reason of fuel adjustment or any substitutions for such Electric Rates or additions thereto.

         (iii) In the event Landlord elects to purchase capital equipment or make other capital expenditures to reduce Landlord's cost of electricity, Landlord shall receive the full benefit of such capital expenditure, and Tenant shall continue to pay Fixed Rent for electricity, and such

Fixed Rent shall be calculated s hereinabove described, without regard to the fact that Landlord has reduced its cost of electricity by virtue of such capital expenditure.

         (iv) In no event shall the amount charged Tenant for the furnishing of electric current be reduced by operation of this Article from the amount included in Fixed Rent above.

B. At the option of Landlord, in lieu of providing electricity on a "rent inclusion" basis, electricity may be provided to the Premises by Landlord so long as legally permissible in the Building to service the Premises for the uses herein permitted and in such event, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent, Landlord shall install a meter(s) or submeter(s) to measure Tenant's consumption of electrical energy in the Premises. The costs incurred in connection with the installation of such meter(s) or submeter(s) shall be credited towards Landlord's Contribution (as defined in Exhibit C attached hereto). The portion of Fixed Rent attributed to Tenant's electrical consumption as set forth in paragraph A shall be reduced from Tenant's Fixed Rent and Tenant shall pay Landlord as Additional Rent, the amounts as determined by such meter(s) or submeter(s) for the purpose of measuring such consumption calculated by applying to Tenant's measured electrical demand and consumption the public utility rate schedule then applicable to Landlord for the purchase of electricity for the Building, without regard to the electricity used in the rest of the Building, including any surcharges or charges incurred or taxes payable by Landlord in connection therewith or increase or decrease thereof by reason of fuel adjustment or any substitutions for such electric rates or additions thereto, plus an additional seven percent (7%) of such aggregate amount. Where more than one meter measures the service to the Premises, the service rendered through each meter shall be aggregated and billed in accordance with the provisions set forth above. Bills shall be rendered at such times as Landlord may elect and, commencing the earlier of (i) Tenant's occupancy of any of the Premises or (ii) the Commencement Date, the amounts computed from such meter readings shall be Additional Rent and shall be due and payable, without setoff or deduction, upon the rendition of such bills. If any tax is imposed upon Landlord's receipts for the sale or resale of electrical energy to Tenant, the pro rata share allocable to the electrical energy service received by Tenant shall be passed on to Tenant to the extent permitted by law. If electricity is furnished on the basis of this Paragraph B, the Fixed Rent set forth in Article 37 shall be reduced by the amount contained in Paragraph A above effective upon the furnishing of electricity in the manner provided in this Paragraph B.

C. Tenant's use of electrical energy in the Premises shall never exceed the portion of the capacity allocable to Tenant of (i) the existing feeders to the Building or the electricity available to Tenant through then existing risers or wiring installations to the Premises or (ii) any of the electrical conductors, machinery and equipment in or otherwise serving the Premises (in any event, giving due consideration to the needs of existing and potential tenants using the same risers, wiring installations or other equipment, as well as to Landlord's electrical needs in connection with the operation of the Building and the provision of emergency services). No additional riser or risers or other equipment to supply Tenant's electrical requirements shall be installed without Landlord's prior approval, which may be withheld in Landlord's sole and absolute discretion. In order to insure that the electrical capacity of the Building's electrical facilities is not exceeded and to avert possible adverse effect upon the Building's electrical system. Tenant shall not, without the prior consent of Landlord, make or perform or permit any alteration to wiring installations or other electrical facilities in or serving the Premises or any additions to the electrical fixtures, business machines or office equipment or appliances (other than typewriters and similar low energy consuming office machines) in the Premises which utilize electrical energy. Any additional risers, feeders, or other equipment proper or necessary to supply Tenant's electrical requirements,, upon written request of Tenant, will be installed by Landlord at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same will not interfere with Landlord's present or anticipated future electrical needs with respect to the Building and/or existing or future tenants of the Building or cause permanent damage or injury to the Building or entail excessive or unreasonable alterations or interfere with or disturb other tenants. Landlord, its agents and engineers and consultants may survey the electrical fixtures, appliances and equipment in the Premises and Tenant's use of electrical energy therein from time to time to determine whether Tenant is complying with its obligations under this Article. All such surveys shall be made at the sole cost and expense of Tenant. Each increase in Fixed Rent under this Article shall be effective on the date such additional electrical energy is made available to Tenant.

D. Landlord shall have no liability to Tenant for any loss, damage or expense which tenant may sustain or incur by reason of any change, failure, inadequacy or defect in the supply or character of the electrical energy furnished to the Premises or if the quantity or character of the electrical energy is no longer available or suitable for Tenant's requirements except for any actual damage suffered by Tenant by reason of any such failure, inadequacy or defect cause by Landlord's negligence, and then only after actual notice as provided in Article 28.

E. Provided that such termination is effected on a Building-wide basis and is made applicable to all other tenants and occupants of the Building as well as to Tenant, Landlord reserves the right to terminate the furnishing of electrical energy at any time, upon sixty (60) days' prior notice to Tenant unless such notice is not feasible under the circumstances, in which event Landlord will give Tenant such reasonable notice as is possible. If Landlord shall so discontinue the furnishing of electrical energy, (i) Tenant shall arrange to obtain electrical energy directly from the public utility company furnishing electrical energy to the Building, (ii) Landlord shall permit the existing feeders, risers, wiring and other electrical facilities serving the Premises to be used by Tenant for such purpose the extent that they are available, suitable, legally permissible and clean, (iii) from and after the effective date of such discontinuance Landlord shall not be obligated to furnish electrical energy to Tenant and, if electricity is then being provided on a rent-inclusion basis, the Fixed Rent payable under this lease shall be reduced to the amount which would have been then payable as Fixed Rent as of such date but for the adjustment under Paragraph A above, (iv) this lease shall otherwise remain in full force and effect and such discontinuance shall be without liability of Landlord to Tenant and (v) if Landlord shall discontinue the furnishing of electrical energy as a result of any Legal Requirement or Insurance Requirement, Landlord shall, at Tenant's expense, install at locations in the Building selected by Landlord and maintain any necessary electrical meter equipment, panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electrical energy directly from the public utility supplying the same, otherwise Landlord shall pay the cost of the same, Landlord, at its option, before commencing any work to be paid by Tenant hereunder or at any time thereafter, may require Tenant to furnish to Landlord such security, whether by surety bond issued by a corporation satisfactory to Landlord in form and amount and licensed to do business in New York State or otherwise as Landlord shall deem necessary to assure the payment for such work by Tenant.

LANDLORD:  130 WILLIAM LLC          TENANT:  WALL STREET STRATEGIES, INC.


            /s/ Robert Danial            /s/ Charles Payne
            ------------------------     --------------------------------
            ROBERT DANIAL, Member        NAME:
                                         TITLE:

                        ASSIGNMENT / SUBLETTING RIDER TO
                           AGREEMENT OF LEASE BETWEEN
                                130 WILLIAM LLC,
                                AS LANDLORD, AND
                     WALL STREET STRATEGIES, INC., AS TENANT

SUBLETTING AND ASSIGNMENT:

A. If Tenant desires to assign this Lease or sublet the demised premises in part or in its entirety (the "Designated Premises"), Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information:

(i) the name and address of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business of the proposed assignee or subtenant and of its proposed use of the demised premises; (iv) current financial information; (v) a description of the proposed assigned or sublet space; and (vi) any other information as Landlord may reasonably request with respect to the proposed assignee or subtenant. Landlord shall have the option, to be exercised by notice given to Tenant within fifteen (15) days after the later of (a) receipt of Tenant's request for consent or (b) receipt of such further information as Landlord may reasonably request pursuant to clause (vi) above, to require a surrender of the Designated premises as of a date to be specified in said notice (the "Termination Date") which shall be not earlier than one (1) day before the effective date of the proposed assignment or subletting or later than sixty one
(61) days after said effective date, in which event Tenant shall vacate and surrender the Designated Premises on or before the Termination Date and the term of this lease relating to the Designated Premises shall end on the Termination Date as if that were the Expiration Date.

B. If Landlord shall not exercise its option under Paragraph A above, Landlord shall not unreasonably withhold, condition or delay its consent to the proposed assignment or subletting referred to in Tenant's notice given pursuant to Paragraph A above, provided the proposed assignment or subletting is in writing and that the following further conditions shall be fulfilled:

(a) there shall be no advertisement or public communication of any kind whatever related to the proposed assignment or subletting which mentions or refers to a rental rate (but Tenant may negotiate or consummate a sublease at a lesser rate of rent) or to any other matter which directly or indirectly might adversely reflect on the dignity or prestige of the Building;

(b) the lease shall not be assigned, and no space shall be sublet to another tenant, or to a related corporation of any other tenant or to any other occupant of the Building, if Landlord shall then have comparable space in the Building available for rent;

(c) in the case of a subletting, the subletting shall be expressly subject to all of the provisions of this lease and the obligations of Tenant hereunder and, without limiting the generality of the foregoing, the sublease shall impose at least the same restrictions and conditions with respect to use as are contained in Article 2 and shall specifically provide that there shall be no further subletting of the sublet premises;

(d) any such assignment or subletting will result in there being no more than one (1) occupant of the Premises other than Tenant;

(e) the rent for such subletting is not less than the then going market rental rate for comparable space and for a comparable term;

(f) the proposed assignee or subtenant shall not be a person then negotiating with Landlord for the rental of any space in the Building;

(g) Landlord shall be furnished with a duplicate original of the sublease or assignment within ten (10) days after the date of its execution;

(h) Tenant shall pay to Landlord as Additional Rent, a sum equal to 100% of (x) any fixed rent and additional rent or other consideration paid to Tenant by any assignee or subtenant which is in excess of the Fixed Rent and Additional Rent then being paid by Tenant to Landlord pursuant to the terms hereof, and (y) any other profit or gain realized by Tenant from any such assignment or subletting. If only a part of the demised premises is sublet, then the rent paid therefor by Tenant to Landlord shall be equitably apportioned;

(i) there shall be no default by Tenant under this lease when Landlord's consent to any such assignment or subletting is requested or upon the commencement of the term of any such proposed assignment or sublease;

(j) the proposed assignee or sublessee is engaged in a business, and shall use the Premises, in a manner which is in keeping with the standards of the Building and its other tenancies;

(k) the proposed assignee or sublessee is a reputable person or entity of good character and with sufficient financial worth and Landlord has been furnished with reasonable proof thereof;

(l) Tenant shall pay all of Landlord's costs and expenses in connection with such assignment or subletting, including without limitation, costs of making investigations as to the acceptability of a proposed subtenant or assignee; and

(m) the written instrument evidencing the proposed assignment or subletting contains affirmative language whereby the assignee or subtenant acknowledges and agrees that its interest shall be subject and subordinate to any mortgage on the Building and the other matters set forth in Article 7.

C. No assignment of this lease shall be binding upon Landlord unless Tenant shall deliver to Landlord (a) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant, and (b) an agreement, in form and substance reasonably satisfactory to Landlord, duly executed by the assignee, whereby the assignee shall unconditionally assume observance and performance of all of the terms and conditions of this lease on Tenant's part to be observed or performed.

D. If this lease be [sic] assigned, whether or not in violation of the terms of this lease, Landlord may collect rent from the assignee. If the demised premises or any part thereof be sublet or be used or occupied by anybody other than Tenant, whether or not in violation of this lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, if any, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Article 11 of this lease or this Article, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of Tenant's obligations under this lease. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this lease shall not in any way be considered to relieve Tenant from obtaining the express prior consent of Landlord to any other or further assignment, transfer, encumbering or subletting. The listing of any name other than that of Tenant on any door of the demised premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this lease or the demised premises. Tenant agrees to pay Landlord's reasonably attorneys' fees and disbursements in connection with any proposed assignment of this lease or any proposed subletting of the demised premises or any part thereof. Neither any assignment of this lease, nor any subletting, occupancy or use of the demised premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant, nor any application of any such rent as provided in this Article shall, under any circumstances, relieve, impair, release or discharge Tenant of its obligations fully to perform the terms of this lease on Tenant's part to be performed.

E. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant, subtenant or permitted assignee of this lease, the transfer of a majority of the interest in any limited liability company Tenant, subtenant or permitted assignee, or the transfer of a majority of the interest in any partnership Tenant, subtenant or permitted assignee, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease or such sublease.

F. If required by applicable law, Tenant shall complete, swear to and file any questionnaires, tax returns, affidavits or other documentation which may be required to be filed as a result of an assignment, sublease or sale of this Lease by Tenant (a) with the New York State Department of Taxation and Finance in connection with Article 31-B of the Tax Law of the State of New York, (b) with the Commissioner of Finance of the City of New York in connection with the New York City Real Property Transfer Tax and (c) with the appropriate governmental agency in connection with any other tax which may now or hereafter be in effect in connection with any such assignment, sublease or sale of this Lease. Tenant further agrees to pay any amounts which may be assessed in connection with any of such taxes and to indemnify Landlord against and to hold Landlord harmless from any claims for payment of such taxes. The provisions of this Article shall survive the expiration or sooner termination of this lease.

LANDLORD:  130 WILLIAM LLC          TENANT:  WALL STREET STRATEGIES, INC.


            /s/ Robert Danial            /s/ Charles Payne
            ------------------------     --------------------------------
            ROBERT DANIAL, Member        NAME: Charles Payne
                                         TITLE:

                                    GUARANTY

                  In consideration of, and as an inducement to 130 WILLIAM LLC ("Landlord") to enter that certain lease of even date herewith (the "Lease") with WALL STREET STRATEGIES, INC. ("Tenant") for a portion of the fourth (4th) floor of the building having an address at 130 William Street, New York, New York 10038 and in further consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned ("Guarantor"), hereby guarantees, absolutely and unconditionally, to Landlord the full and prompt performance of all terms, covenants, conditions and agreements to be performed and observed by Tenant under the Lease and any and all amendments, modifications and other instruments relating thereto, whether now or hereafter existing, and the full and prompt payment of all damages, costs and expenses which shall at any time be recoverable by Landlord from Tenant by virtue of the Lease and any amendments, modifications and other instruments relating thereto (hereinafter called "Liabilities of Tenant"); and Guarantor hereby covenants and agrees to and with Landlord, its successors and assigns, that if Tenant, its successors and assigns, shall default at any time in the payment of Fixed Rent and Additional Rent (both as defined in the Lease), or any other sums or charges payable by Tenant under the Lease or in the performance of any of the terms, covenants, provisions or conditions contained in the Lease, Guarantor will forthwith pay to Landlord, its successors and assigns, such Fixed Rent and Additional Rent and other sums and charges and will forthwith faithfully perform and fulfill all of such terms, covenants, conditions and provisions of the Lease and will forthwith pay to Landlord all damages that may arise in consequence of any such default by Tenant.

                  Guarantor agrees that, with or without notice or demand, Guarantor will reimburse Landlord, to the extent that such reimbursement is not made by Tenant, for all expenses (including reasonable attorneys' fees and disbursements) incurred by Landlord in connection with any default by Tenant under the Lease or the default by Guarantor under this Guaranty.

                  All moneys available to Landlord for application in payment or reduction of the Liabilities of Tenant may be applied by Landlord, in such manner and in such amounts and at such time or times as it may see fit, to the payment or reduction of such of the Liabilities of Tenant as Landlord may elect.

                  This Guaranty shall be a continuing guaranty, and the liability of the Guarantor hereunder shall in no way be affected, modified or diminished by reason that any security for the Liabilities of Tenant is exchanged, surrendered or released or the Lease or any other obligation of Tenant is changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or that any default with respect thereto is waived, whether or not notice thereof is given to Guarantor, and it is understood and agreed that Landlord may fail to set off and may release, in whole or in part, any credit on its books in favor of Tenant, and may extend further credit in any manner whatsoever to Tenant, and generally deal with Tenant or any such security as Landlord may see fit; and Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.

                  Notwithstanding any provision to the contrary contained herein, Guarantor hereby unconditionally and irrevocably waives (a) any and all rights of subrogation (whether arising under contract, 11 U.S.C. ss. 509 or otherwise) to the claims, whether existing now or arising hereafter, Landlord may have against Tenant, and (b) any and all rights of reimbursement, contribution or indemnity against Tenant which may have heretofore arisen or may hereafter arise in connection with any guaranty or pledge or grant of any lien or security interest made in connection with the Lease. Guarantor hereby acknowledges that the waiver contained in the preceding sentence (the "Subrogation Waiver") is given as an inducement to Landlord to enter into the Lease and, in consideration of Landlord's willingness to enter into the Lease, Guarantor agrees not to amend or modify in any way the Subrogation Waiver without Landlord's prior written consent. If any amount shall be paid to Guarantor by Tenant on account of any claim set forth at any time when all the Liabilities of Tenant shall not have been paid in full, such amount shall be held in trust by Guarantor for Landlord's benefit, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Landlord to be applied in whole or in part by Landlord against the Liabilities of Tenant, whether matured or unmatured. Nothing herein contained is intended or shall be construed to give to Guarantor any rights of subrogation or right to participate in any way in Landlord's right, title or interest in the Lease, notwithstanding any payments made by Guarantor to or toward any payments due from Guarantor under this Guaranty, all such rights of subrogation and participation being hereby expressly waived and released.

                  Guarantor hereby expressly waives (a) notice of acceptance of this Guaranty; (b) presentment and demand for payment of any of the Liabilities of Tenant; (c) protest and notice of dishonor or default to Guarantor or to any other party with respect to any of the Liabilities of Tenant; (d) all other notice to which Guarantor might otherwise be entitled; and (e) any demand for payment under this Guaranty; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall not be terminated, affected or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, or Tenant's successors and assigns, of any of the rights or remedies reserved to Landlord pursuant to provisions of the Lease.

                  This is an absolute and unconditional guaranty of payment and not of collection and Guarantor further waives any right to require that any action be brought against Tenant or any other person or entity or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Landlord in favor of Tenant or any other person or entity. Successive recoveries may be had hereunder. No invalidity, irregularity or unenforceability of all or any part of the Lease shall affect, impair or be a defense to this Guaranty and this Guaranty shall constitute a primary obligation of the undersigned.

                  Each reference herein to Landlord shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the heirs, distributees, executors, administrators, legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty.

                  No delay on the part of Landlord in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of Landlord to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this

Guaranty nor any termination hereof be effective unless in writing signed by Landlord, nor shall any waiver be applicable except in the specific instance for which given.

                  This Guaranty shall continue to be effective or be reinstated, as the case may be, if any payment of Guarantor on account of the Liabilities of Tenant must be returned by Landlord upon the insolvency, bankruptcy or reorganization of Tenant, Guarantor, or otherwise, as though such payment had not been made.

                  This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York shall be in all respects governed, construed, applied and enforced in accordance with the laws of such State; and no defense given or allowed by the laws of any other State or Country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York. In any action or proceeding arising out of this Guaranty, Guarantor agrees to submit to personal jurisdiction in the State of New York. Guarantor agrees to pay all costs and expenses, including, without limitation, reasonable attorneys' fees, which are incurred by Landlord in the enforcement of this Guaranty.

                  This Guaranty may be executed in one or more counterparts, each of which counterparts shall be an original. If Guarantor is a corporation, partnership, joint venture or unincorporated association, each individual executing this Guaranty on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Guaranty on behalf of such entity and that this Guaranty is binding upon such entity in accordance with its terms.

                  All of Landlord's rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

                  As a further inducement to Landlord to accept the Lease and in consideration thereof, Landlord and Guarantor covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, Landlord and the Guarantor shall and do hereby waive trial by jury.

                  This Guaranty shall not be affected by any assignment of the Lease by Tenant.

                  Any notices which either party herein may desire to give to the other shall be made in writing and shall be given by certified or registered mail, postage prepaid, return receipt requested, or by a nationally recognized overnight courier, such as Federal Express or Airborne Express, and shall be deemed to be given on the third (3rd) business day after the date of posting in a United States Post Office or branch post office or one day after delivery to the overnight courier, and shall be delivered to Landlord, c/o Craven Management Corporation, 126 East 56th Street New York, New York 10022, Attention: Property Manager for 130 William Street. Notices for Guarantor(s) shall be sent to the address(es) set forth below. Either party may, by notice as aforesaid actually received, designate a different address or addresses for communications intended for it.

         Notwithstanding anything herein to the contrary, Landlord shall not take any action pursuant to this Guaranty or otherwise enforce this Guaranty if, in anticipation of, upon or following an event of default by Tenant under the
Lease:

                  (i) Tenant agrees to terminate the Lease by written notice ("Termination Notice"), which termination shall be effective on a date which shall be at least sixty days following the date the Termination Notice was given ("Termination Date");

                  (ii) Tenant voluntarily surrenders and vacates the Premises on or prior to the Termination Date without causing Landlord to incur any unreimbursed damage, or out-of-pocket cost or expense in connection with such event of default or Termination Notice and executes a surrender agreement and/or a stipulation or warrant of eviction in a form acceptable to Landlord; and

                  (iii) Tenant and/or Guarantor (x) cure such event of default and all other past events of defaults, if any, whether monetary or otherwise, including, without limitation, any late charges and/or penalties (including the Fronted Expenses set forth in paragraph 37(B)), (y) make all payments due and perform all of Tenant's obligations under and in accordance with the Lease through the Termination Date.

                  In the event all of the foregoing conditions are not satisfied, it hereby understood and agreed that the Guaranty shall continue in full force and effect and Landlord shall have the right to enforce the terms of the Guaranty to the fullest extent possible.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of
the     day of July, 1998.


                                  CHARLES PAYNE

Residing at 237 Elm Avenue, Teaneck, NJ 07666

Social Security Number(s):          CHARLES PAYNE    102 - 56 - 4248

Guarantor Notice Address: 237 Elm Avenue, Teaneck, NJ 07666

STATE OF NEW YORK)
                                        ss.:
COUNTY OF NEW YORK)

On the 21st day of July in the year 1998 before me, the undersigned, a notary public in and for said state, personally appeared CHARLES PAYNE, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.





                                                              Notary Public

                                    GUARANTY

                                       by

                                  CHARLES PAYNE

                                       of

                                      LEASE

                                dated July 23, 1998

                                     Between

                                130 WILLIAM LLC,

                                    Landlord,

                                       AND

                          WALL STREET STRATEGIES, INC.,

                                     Tenant.



                                    Premises:

                          Portion of Fourth (4th) Floor
                               130 William Street
                            New York, New York 10038

                                RIDER ANNEXED TO
                           AGREEMENT OF LEASE BETWEEN
                                130 WILLIAM LLC,
                                AS LANDLORD, AND
                     WALL STREET STRATEGIES, INC., AS TENANT

FIXED RENT; LATE PAYMENT CHARGE:

37. A. Commencing on the Commencement Date, Tenant shall pay to Landlord in accordance with the terms of this lease and without notice or demand, annual Fixed Rent, inclusive of any payment for electricity pursuant to the electricity rider attached hereto, in accordance with the following schedule:

                  (i) in the amount of $85,313.00 per annum for the period beginning on the Commencement Date and ending on the last day of the month in which the twelfth (12th) monthly anniversary of the Commencement Date shall occur, payable in advance in equal monthly installments of $7,109.38;

                  (ii) in the amount of $89,863.00 per annum for the period beginning on the first day of the month in which the thirteenth (13th) monthly anniversary of the Commencement Date and ending on the last day of the month in which the twenty fourth (24th) monthly anniversary of the Commencement Date shall occur, payable in advance in equal monthly installments of $7,488.54; and

                   (iii) in the amount of $94,413.00 per annum for the period beginning on the first day of the month in which the twenty fifth
         (25th) monthly anniversary of the Commencement Date shall occur and ending on the Expiration Date, payable in advance in equal monthly installments of $7,867.71.

         B. Provided this Lease shall be in full force and effect and Tenant shall not be in default hereunder beyond the expiration of any applicable notice and cure period, then, notwithstanding the foregoing, the Fixed Rent payable by Tenant in an amount equal to $6,066.67 per month (the "Abatement Amount") shall be abated for a period of two (2) months beginning on the Commencement Date (hereinafter called the "Abatement Period"). Notwithstanding anything to the contrary contained herein, if Tenant is in default hereunder, Tenant shall not be entitled to any further Abatement Amount and Tenant shall immediately pay to Landlord the Fixed Rent otherwise abated pursuant to this Article. Furthermore, if this Lease shall terminate due to a default by Tenant hereunder or if this Lease shall be rejected in the case of a bankruptcy, the Fixed Rent otherwise abated pursuant to this Article shall be immediately due and payable and Tenant shall immediately pay to Landlord as Additional Rent: (1) any and all payments of Fixed Rent which have theretofore been waived and (2) the unamortized cost of any tenant improvement expenses incurred by Landlord, which shall be equal to the product of (a) the tenant improvement expenses incurred by Landlord, and (b) a fraction, the numerator of which shall be the number of months and/or portions thereof from the date of the occurrence of the Event of Default to the Expiration Date, and the denominator of which shall be the number of months and/or portions thereof in the Term and (3) the unamortized cost of any brokerage commission expenses incurred by Landlord, which shall be equal to the product of (a) the brokerage commission expenses incurred by Landlord, and (b) a fraction, the numerator of which shall be the number of months and/or portions thereof from the date of the occurrence of the Event of Default to the Expiration Date, and the denominator of which shall be the number of months and/or portions thereof in the Term (collectively, the "Fronted Expenses").

         C. If Tenant fails to pay any Fixed Rent or Additional Rent within five
(5) days after the date the same is due, Tenant shall pay a late charge of $.05 for each $1.00 which thereafter remains unpaid to compensate Landlord for additional expenses incurred by Landlord in processing such late payment.

         D. If Tenant fails to pay when due any installment or payment of Fixed Rent or Additional Rent for ten (10) days after the date on which it is due, Tenant shall pay interest thereon at a rate ("Interest Rate") equal to the lesser of 15% per annum or the maximum legal rate from the due date of such installment or payment to the date of payment thereof, and such interest shall be deemed to be Additional Rent.

         E. Fixed Rent for any period less than one (1) month shall be prorated based on the number of days in such month.

RENT RESTRICTIONS:

38. If the Fixed Rent or any Additional Rent shall be or become uncollectible by virtue of any law or governmental order, Tenant shall take such action (without additional expense to Tenant) as Landlord may request, as may be legally permissible, to permit Landlord to collect the maximum Fixed Rent and Additional Rent which may, from time to time during the continuance of such legal rent restriction, be legally permissible, but not in excess of the amounts of Fixed Rent or Additional Rent payable under this lease. Upon the termination of such legal rent restriction prior to the Expiration Date, (a) the Fixed Rent and Additional Rent, after such termination, shall become payable under this lease in the amount of the Fixed Rent and Additional Rent set forth in this lease for the period following such termination, and (1)) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the Fixed Rent and Additional Rent which would have been paid pursuant to this lease, but for such rent restriction, less (ii) the Fixed Rent and Additional Rent paid by Tenant to Landlord during the period that such rent restriction was in effect.

ADDITIONAL CLEANING:

39. A. Tenant shall pay to Landlord on demand Landlord's charges for cleaning work in the Premises or the Building required because of (i) misuse or neglect on the part of Tenant or its agents, employees, contractors, subcontractors or visitors, (ii) use of portions of the Premises for preparation, serving, or consumption of food or beverages, data processing or computer operations, private lavatories or toilets, or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) interior glass surfaces,
(iv) non building standard materials or finishes installed by Tenant or at its request and (v) increases in frequency or scope in any of the items set forth on Exhibit B as shall have been requested by Tenant.

         B. If Tenant is permitted hereunder to and does have a separate area for the storage, preparation, service or consumption of food or beverages in the Premises, Tenant, at Tenant's expense, shall cause all portions of the Premises so used to be cleaned daily in a manner satisfactory to Landlord, and to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation.

         C. The cleaning services required to be furnished by Landlord hereunder may be furnished by a contractor or contractors employed by Landlord and Tenant agrees that Landlord shall not be deemed in default of any of its cleaning obligations hereunder unless such default shall continue for an unreasonable period of time after notice from Tenant to Landlord setting forth the specific nature of such default.

BROKERAGE:

40. Tenant and Landlord, each represents that in the negotiation of this lease it dealt with no broker or brokers other than Sylvan Lawrence Company, Inc. Tenant and Landlord, each hereby agrees to indemnify and hold the other harmless from and against any and all claims, liabilities, suits, costs and expenses including reasonable attorneys' fees and disbursements arising out of any inaccuracy or alleged inaccuracy of the above representation. Landlord shall have no liability for any brokerage commissions arising out of a sublease or assignment by Tenant. The provisions of this Article shall survive the expiration or sooner termination of this lease.



NON-LIABILITY:

41. A. Neither Landlord nor Landlord's agents, officers, directors, shareholders, partners or principals (disclosed or undisclosed) shall be liable to Tenant or Tenant's agents, employees, contractors, invitees or licensees or any other occupant of the Premises, and Tenant shall save Landlord, any mortgagee of the Building and/or the land on which the Building is located (the "Land; the Land and the Building, collectively, the "Real Property") and their respective agents, employees, contractors, officers, directors, shareholders, partners and principals (disclosed or undisclosed) harmless from any loss, cost, liability, claim, damage, expense (including reasonable attorneys' fees and disbursements), penalty or fine incurred in connection with or arising from any injury to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any of Tenant's property or of the property of any other person, irrespective of the cause of such injury damage or loss (including the acts or negligence of any tenant or of any owners or occupants of adjacent or neighboring property or caused by operations in construction of any private, public or quasi-public work) unless due to the negligence of Landlord or Landlord's agents without contributory negligence on the part of Tenant, its employees, agents, contractors, invitees or licensees, it being understood that no property, other than such as might normally be brought upon or kept in the Premises as incidental to the reasonable use of the Premises for the purposes herein permitted will be brought upon or be kept in the Premises; provided, however; that even if due to any such negligence of Landlord or Landlord's agents, Tenant waives, to the full extent permitted by law, any claim for consequential or punitive damages in connection therewith and Landlord and Landlord's agents shall not be liable, to the extent of Tenant's insurance coverage, for any loss or damage to any person or property even if due to the negligence of Landlord or Landlord's agents. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor Landlord's agents shall be liable for any loss of or damage to any such property by theft or otherwise.

         B. Neither any (a) performance by Landlord, Tenant or others of any repairs, alterations or improvements in or to the Real Property, Building or Premises, (b) failure of Landlord or others to make any such repairs or improvements, (c) damage to the Building, Premises or Tenant's property in the Premises, (d) any injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, (e) latent defect in the Building or Premises, nor (f) inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (a) through (f) shall impose any liability on Landlord or Landlord's agent to Tenant, other than such liability as may be required or imposed upon Landlord by law for Landlord's negligence or the negligence of Landlord's agents in the operation or maintenance of the Building or for the breach by Landlord of any express covenant of this lease on Landlord's part to be performed or observed. No representation, guaranty or warranty is made or assurance given that any communications or security systems, devices or procedures of the Building, if any, will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of, any of Tenant's property or of the property of any other person, and Landlord reserves the right to discontinue or modify at any time such communications or security Systems or procedures without liability to Tenant.

         C. Tenant shall pay to Landlord as Additional Rent, within ten (10) days following rendition by Landlord to Tenant of bills or statements therefor, sums equal to all losses, costs, liabilities, claims, damages, fines, penalties and expenses referred to in the indemnification contained in Article 8 hereof.

         D. Notwithstanding anything to the contrary contained herein, Tenant shall look only to Landlord's estate in the Building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its agents, directors, officers, shareholders, partners or principals (disclosed or undisclosed) shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or under law or Tenant's use or occupancy of the Premises or any other liability of Landlord to Tenant.

         E. The provisions of this Article shall survive the expiration or sooner termination of this lease.

INSURANCE:

42. Tenant, at its expense, shall maintain at all times during the Term (a) "all risk" property insurance covering Tenant's property and improvements and betterments to a limit of not less than the full replacement cost thereof and
(b) comprehensive general liability insurance covering bodily injury, personal injury and property damage, with such limits as may reasonably be requested by Landlord from time to time, but not less than $1,000,000 in respect to bodily injury or death arising out of any one occurrence and $1,000,000 for property damage. The policy or policies evidencing such insurance shall include Landlord and such parties as Landlord shall designate as a named additional insured. The limits of such insurance shall not limit the liability of Tenant. All policies required to be maintained pursuant to the provisions of this lease shall be issued by an insurance company or companies having a Best's rating (or any successor publication of comparable standing) of at least A/XIV and authorized to do business in the State of New York. All policies required to be maintained pursuant to the provisions of this lease shall have a written undertaking from the insurer to notify all insureds thereunder at least sixty (60) days prior to cancellation thereof. Upon the execution of this lease, Tenant shall deliver to Landlord and any additional insureds such fully paid for policies or certificates of insurance evidencing any such policy. Tenant shall procure, maintain and place such insurance and pay all premiums and charges therefor and upon failure to do so Landlord may, but shall not be obligated to, procure, maintain and place such insurance or make such payments, and in such event the Tenant agrees to pay the amount thereof, plus interest at the rate of two (2%) percent above the rate announced from time to time by Citibank, N.A. New York) as its base corporate lending rate, to Landlord on demand and said sum shall be in each instance collectible as Additional Rent on the first day of the month following the date of payment by Landlord. During such times as Tenant shall be performing any alteration, installation, addition or improvement to the Premises (collectively, "Alterations"), Tenant shall carry or cause to be carried (and shall provide Landlord with evidence thereof) (i) worker's compensation insurance covering all persons employed in connection with the Alteration in statutory limits, (ii) broad form comprehensive general liability insurance including a completed operations endorsement with limits of liability of not less than $1,000,000 combined single limit bodily injury and property damage,
(iii) builder's risk insurance, completed value non-reporting form, covering all physical loss, in an amount reasonably satisfactory to Landlord, (iv) an umbrella policy in amounts required by Landlord, and (v) such other insurance, and in such amounts as Landlord deems reasonably necessary to protect Landlord's interest in the Premises and the Building from any act or omission of Tenant's contractors and subcontractors. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies provided in this lease in the event of Tenant's default.

COMPLIANCE WITH LOCAL LAW NO. 5:

43. Notwithstanding anything contained to the contrary elsewhere in this lease, Tenant acknowledges with respect to any alterations made by Tenant within the demised premises either by Tenant, in accordance with other applicable provisions of this lease, or performed by Landlord on Tenant's behalf or pursuant to a work letter agreement executed between the parties at the time of entering this lease, that it will be Tenant's responsibility and obligation to comply with all fire safety requirements and controls imposed by Local Law 5 of the City of New York, as same now exists or may hereafter be amended, as well as with any and all other laws, rules and obligations of the City of New York or of any governmental agency or department thereof having jurisdiction with respect to the demised premises. The performance of any of the foregoing Local Law 5 required work, installations and alterations shall be performed by Tenant in accordance with all applicable provision of this lease (including but not limited to Articles 3 and 6 thereof) and of law.

44.      [INTENTIONALLY OMITTED.]

MISCELLANEOUS PROVISIONS:

45. A. If any of the provisions of this lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by law.

         B. (a) Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss, cost, liability, claim, damage, fine, penalty and expense (including reasonable attorneys' fees and disbursements) resulting from delay by Tenant in surrendering the Premises upon the termination of this lease as provided in Article 22, including any claims made by any succeeding tenant or prospective tenant founded upon such delay.

            (b) In the event Tenant remains in possession of the Premises after the expiration or sooner termination of this lease without the execution of a new lease, Landlord shall be entitled to immediately reenter the Premises and dispossess Tenant. In the event of any holding over by Tenant, Tenant shall pay as holdover rental for each month of the holdover tenancy an amount equal to two
(2) times the Fixed Rent and Additional Rent payable during the last month of the Term, subject to all of the other terms of this lease insofar as the same are applicable to such holdover tenancy. The acceptance of any rent paid by Tenant pursuant to this Article shall in no event preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding and the provisions of this Article shall be deemed be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York and any successor or similar law of like import. Nothing contained in this Article shall (i) imply any right of Tenant to remain in the Premises after the expiration or sooner termination of this lease without the execution of a new lease, (ii) imply any obligation of Landlord to grant a new lease or (iii) be construed to limit any right or remedy that Landlord has against Tenant as a holdover tenant or trespasser.

         C. Each of the persons executing this lease on behalf of Tenant and Landlord hereby represents and warrants that he/she has been duly authorized to execute this lease for and on behalf of Tenant or Landlord, as the case may be.

         D. Notwithstanding the provisions of Article 3 no approval of plans or specifications by Landlord or consent by Landlord allowing Tenant to make any alterations, installations, additions or improvements in the Premises at any time during the Term shall in any way be deemed to be an agreement, a representation or warranty by Landlord that the contemplated alterations, installations, additions or improvements comply with any legal requirements or any certificate of occupancy for the Building nor shall it be deemed to be a waiver by Landlord of such compliance by Tenant or of any of the terms of this lease. Notice is hereby given that neither Landlord, Landlord's agent, nor any mortgagee of the Building shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for such labor or material shall attach to or affect any estate or interest of Landlord or any such mortgagee in and to the Premises or the Building. Tenant shall keep records of all alterations, installations, additions or improvements costing in excess of $10,000 and the cost thereof, and within fifteen (15) days after demand by Landlord, Tenant shall furnish to Landlord copies of such records if Landlord shall request the same.

         E. If Tenant is a partnership (or is comprised of two (2) or more persons, individually, or as joint venturers or as co-partners of a partnership) or if Tenant's interest in this lease shall be assigned to a partnership (or to two (2) or more persons, individually, or as joint venturers or as co-partners of a partnership) (any such partnership and such persons are referred to in this Article as "Partnership Tenant"), the following provisions shall apply to such Partnership Tenant:

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

(a) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (b) each of the parties comprising Partnership Tenant hereby consents in advance to and agrees to be bound by, any modifications, termination, discharge or surrender of this lease which may hereafter be made and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant, and (c) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant and shall be binding upon Partnership Tenant and all parties, and (d) if Partnership Tenant shall admit new partners, all such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new Partner shall assume performance of all of the terms, covenants and conditions of this lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of Subdivision (d) of this Article E).

         F. All exhibits to this lease and any and all rider provisions attached to this lease are hereby incorporated into this lease. If any provision contained in any rider hereto is inconsistent or in conflict with any printed provision of this lease, the provision contained in such rider shall supersede said printed provision and shall control.

         G. Wherever it is specifically provided in this lease that a party's consent is not to be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed. If either Landlord or Tenant considers that the other has unreasonably withheld or delayed a consent, it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested consent or, in case notice of denial is not received within twenty (20) days after making its request for the consent, then within thirty (30) days after making such request. Tenant hereby waives any claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any such consent, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment. In the event of such a determination, the requested consent shall be deemed to have been granted; however, Landlord shall have no liability to Tenant for its refusal or failure to give such consent. The sole remedy for Landlord's unreasonably withholding or delaying of consent shall be as provided in this Article.

         H. Landlord hereby covenants and agrees that Landlord shall, at its sole cost and expense, cause the improvements which are set forth on Exhibit C attached hereto to be made in and to the Premises, using materials of Building - standard quality, color and design ("Landlord's Work"). Landlord shall not be required to perform any work to the Premises, except as provided in this Article 45(H). Landlord shall use reasonable efforts (without being obligated to employ overtime labor or to incur any extraordinary expenses in connection therewith) to complete Landlord's Work in a timely manner. Tenant acknowledges, however, that the performance by Landlord of Landlord's Work may disturb Tenant's quiet enjoyment of, and access to, the Premises. Tenant hereby accepts such conditions as modifications and limitations on its right to use the Premises and hereby waives any and all claims for damages to its property or its business which may be caused by the effects of any such work. Except for Landlord's Work, Tenant shall accept the Premises in its present "AS IS" condition.

         I. Landlord shall notify Tenant of the anticipated date of substantial completion of Landlord's Work ("Substantial Completion Date") in a notice given at least five (5) business days prior to the Substantial Completion Date stated therein. The phrase "substantial completion" shall mean that, with the exception of punch-list items which would not prevent the use or occupancy of the Premises for the permitted uses, Landlord's Work shall have been completed in accordance with the final plans and all mechanical systems serving or affecting the Premises shall then be in working order. Landlord and Tenant shall thereupon set a mutually convenient time for Tenant, Tenant's architect and engineer, Landlord and Landlord's contractor to inspect the Premises and Landlord's Work, at which time Tenant's architects and engineers shall prepare and submit to Landlord a punch list of items to be completed. Upon completion of the inspection, Tenant shall acknowledge in writing that substantial completion of Landlord's Work has occurred, subject to any punch list items to be completed. Landlord shall endeavor to complete the punch list items within thirty (30) days thereafter. In the event Tenant shall fail to confer with Landlord with respect to the substantial completion of Landlord's Work within five (5) days of Landlord's notice setting forth the Substantial Completion Date, Landlord's Work shall be deemed completed and satisfactory in all respects and the Commencement Date shall be deemed to have occurred on the date set forth in Landlord's notice as the Substantial Completion Date. In the event of any dispute, a certificate of Landlord's architect or engineer to the effect that the Premises are substantially complete and in the condition required by this Lease shall control.

         J. Notices given by counsel for Landlord or Tenant which are given in accordance with Article 28 of this lease shall be deemed valid notices.

         K. If and to the extent that there is a conflict between any provision contained in the printed portion of the lease to which this Rider is attached and the provisions contained in this Rider, then the provision contained in this Rider shall govern and be controlling, to the extent necessary to resolve such conflict.

         L. Tenant shall, throughout the term of this Lease, maintain, repair, service and replace when necessary, all doors leading into and out of the Demised Premises and all hardware appurtenant thereto, including, but not limited to, locks, hinges, silencers, door stops, door jams, door closers, latches, light bulbs, door frames, thresholds and door knobs. Landlord shall have no liability or obligation whatsoever regarding the maintenance, repair, service and replacement of the foregoing.

         M. Tenant shall not use, occupy, suffer or permit the Demised Premises, or any part thereof, to be used in any manner, or suffer or permit any thing to be brought into or kept therein, which would, in Landlord's reasonable judgment:
(a) violate any of the provisions of any recorded mortgage to which this Lease is subject; (b) violate any legal requirement or insurance requirement of Landlord; (c) make void or voidable any insurance policy then in force with respect to the Demised Premises, and/or the Building; (d) cause or be likely to cause, injury or damage to the Building; (e) constitute a public or private nuisance; (f) violate any certificate of occupancy which may now be issued or hereinafter be obtained for the Demised Premises and/or the Building; (g) emit objectionable noise which can be detected outside the Demised Premises; (h) impair or interfere with the effectiveness or accessibility of the Building equipment or any Building service; (i) impair or interfere with the use of any area of the Building, or occasion annoyance or inconvenience to Landlord or any tenant of the Building; and (j) interfere with access to the Building, or the Demised Premises by fire prevention personnel and/or equipment.

         N. All common areas and facilities not located within the Demised Premises, which Tenant may use, are to be used on a non-exclusive basis, and the amount of such areas shall not be diminished or eliminated, if doing so would materially adversely affect Tenant's use of or access to the Premises. Subject to the preceding sentence, Landlord shall not be subject to liability nor shall Tenant be entitled to any compensation or diminution, reduction or abatement of rent, nor shall such diminution or elimination of such areas be deemed constructive or actual eviction.

         O. Tenant shall not: (i) encumber or obstruct or permit to be encumbered or obstructed any sidewalk, hallway, service elevator, stairway or passageway in the Building; (ii) have or cause to have brought or delivered from the street to the Demised Premises any stock, supplies or merchandise in such a manner as would block the hallways, passageway in the Building, surrounding sidewalks and street or the entrance to the Building for any period of time;
(iii)
permit employees, guests, clients or other persons to congregate, loiter or assemble in the hallways or about the Demised Premises or the Building; and (iv) encumber, obstruct, use, or permit any hallway, passageway in the Building, sidewalk or sidewalk area to be used for the storage, sale, display or advertisement of any services, stock, supplies or merchandise. In the event that Tenant fails to comply with this subparagraph 45(O), and in addition to any other rights the Landlord may have under this Lease and applicable law, Landlord may immediately, upon three (3) days notice, have any such items removed at Tenant's expenses and without any liability therefor, and may dispose of such in the manner that the Landlord, in its sole judgment, deems proper. Landlord shall have no liability or responsibility for any of the items so removed and this subparagraph 45(O) shall not confer, nor is to be construed or intended to confer any rights to any third parties.

         P. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payable hereunder shall be deemed to be other than a payment on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for Rent be deemed on accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided herein or by law.

BUILDING DIRECTORY

46. At the written request of Tenant, Landlord shall list on the building directory the name of the Tenant, any trade name under which Tenant has the right to operate, any other entity permitted to occupy any portion of the demised premises under term of this lease, and the officer and employees of each of foregoing entities, provided the number of name so listed does not exceed Tenant's Proportionate Share (as defined in the Escalation Rider attached hereto) of the capacity of such directory. If requested by Tenant, Landlord may (but shall not be required to) list the name of Tenant's subsidiaries and affiliates, however, the listing of any name other than that of Tenant shall neither grant such party or entity any right or interest in this lease or in the demised premises nor constitute Landlord's consent to any assignment or sublease to, or occupancy of the demised premises by such party or entity. Except for the name of Tenant, any such listing may be terminated by Landlord, at any time, without notice.

TRANSMITTAL OF LEASE

47. The submission of this document for examination and review does not constitute an option, an offer to lease space, or an agreement to lease space. This document shall have no binding effect on the parties hereto unless and until executed and delivered by both Landlord and Tenant and will be effective only upon Landlord's execution and delivery of same. Except as expressly contained herein, (i) neither Landlord nor Landlord's agent or attorneys have made representations, warranties or promises with respect to the Premises or this Lease; and (ii) Landlord shall have no obligation to do any work in and to the Premises in order to prepare the Premises for occupancy and use by Tenant.

NON-DISTURBANCE

48. Landlord shall request and use reasonable efforts to obtain a non-disturbance agreement from the holder of any mortgage now or hereafter encumbering the Building or from the lessor under any superior lease now or hereafter affecting the Building in the standard form of any such holder or lessor which shall provide in substance that so long as Tenant is not in default under this Lease beyond any applicable notice and grace period (a) Tenant shall not be joined as a party defendant (unless required by applicable law) (i) in any action or proceeding which may be instituted or taken by any lessor under a superior lease for the purpose of terminating the superior lease by reason of any default thereunder or (ii) in any foreclosure action or proceeding which may be instituted by the holder of a mortgage, and (b) Tenant shall not be evicted from the Premises, nor shall Tenant's leasehold estate or right to possession of the Premises be terminated or disturbed by reason of any default under any superior lease or mortgage. Any non-disturbance agreement may also provide that Tenant will, at the option of the holder of any mortgage or the lessor under any superior lease, either (i) attorn to such holder or lessor and perform for its benefit all the terms, covenants and conditions to be performed by Tenant under this Lease with the same force and effect as if the lessor or holder were the Landlord originally named in this Lease or (ii) enter into a new lease with the lessor under the superior lease or the holder of any mortgage or their respective successors or assigns for the balance of the Term on the same terms and conditions as contained in this Lease. Landlord's failure to obtain a non-disturbance agreement shall not relieve or release Tenant from any of its obligations under this Lease.


ESTOPPEL CERTIFICATE

49. At any time and from time to time upon written request by Landlord, Tenant hereby agrees to deliver within ten (10) days after request, a certificate to Landlord or to any present or proposed (a) mortgagee, (b) lessor under a superior lease, or (c) purchaser designated by Landlord, in the form supplied, certifying: (1) that Tenant has accepted the Premises (or, if Tenant has not done so, that Tenant has not accepted the Premises, and specifying the reasons therefor); (2) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), or, if this Lease is not in full force and effect, the certificate shall so specify the reasons therefor; (3) the Commencement Date, the Expiration Date and the terms of any extension options of Tenant, if any; (4) the date to which the Fixed Rent and Additional Rent have been paid under this Lease and the amount thereof then payable; (5) the amount of the Security Deposit and prepaid rent, if any, being held by Landlord; (6) whether there are then any existing defaults by Landlord in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (7) that no notice has been received by Tenant of any default under this Lease which has not been cured, except as to defaults specified in the certificate; (8) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Tenant; and (9) any other information reasonably requested by Landlord or its present or proposed purchaser, the holder of any mortgage, or lessor under a superior lease.


ATTORNEYS' FEES

50. In the event of any action or proceeding brought by Landlord against Tenant under this Lease, Landlord shall be entitled to recover court costs and the fees and disbursements of its attorneys in such action or proceeding (whether at the administrative, trial or appellate levels) in such amount as the court or administrative body may judge reasonable. Landlord shall also be entitled to recover attorneys' fees and disbursements incurred in connection with a Tenant default hereunder which does not result in the commencement of any action or proceeding.

LOWER MANHATTAN REAL PROPERTY TAX ABATEMENT

51. (A) Pursuant to the provisions of Title 4 of Article 4 of the Real Property Tax Law of the State of New York (the "Tax Law"), Landlord hereby notifies Tenant that Tenant may be entitled to receive certain tax abatements and, if such be the case, Tenant shall be entitled to receive the benefits thereof which shall reduce in the manner set forth in this Article the Fixed Rent payable hereunder.

    (B) Provided Tenant provides Landlord with any and all applications
Landlord is required to file, whether concurrently or not, with Tenant, Landlord and Tenant shall file an application for a certificate of abatement pursuant to
Section 499-d of the Tax Law with the Department of Finance of the City of New York (the "Finance Department") promptly after the execution and delivery hereof, but in no event later than sixty (60) days following the Commencement Date days before the date Tenant applies for building permits with the department of buildings. Such application shall comply with the requirements of
Section 499-d of the Tax Law, if and to the extent applicable. Any charges imposed by the Finance Department to defray expenses in administering the abatement program shall be promptly paid by Tenant. Tenant shall prepare and submit all annual certificates of continuing eligibility required under Section 499-f of the Tax Law and Landlord shall join all such annual certificates and shall cooperate with Tenant to the completion thereof. Landlord covenants not to cause the revocation of any abatements otherwise due under this Article by reason of Landlord's failure to comply with Section 499-f(4) of the Tax Law, so long as such compliance does not cause landlord to incur any expenses.

         (C) For purposes of this Article, "Tenant's Percentage Share," which shall have the meaning accorded in Section 499-a(28) of the Tax Law, shall mean 3.61%.

         (D) In the event that the application for abatement of the real property taxes is granted with respect to the Premises, the Fixed Rent payable hereunder shall be proportionately reduced by the amount of such abatement granted pursuant to such application and each monthly installment thereof shall be ratably reduced to amortize such abatement over the entire applicable lease year. However, the term "Taxes" as defined in the escalation rider attached hereto, shall be calculated without regard to such abatement.

         (E) In the event that such abatement is revoked, unless due to Landlord's unwarranted voluntary act, the Fixed Rent shall no longer be reduced to reflect such abatement, retroactive to the date of such revocation and Tenant shall pay Landlord any interest and penalties charged by the City of New York on any taxes payable as a result of such revocation.

         (F) and Tenant agrees to take such further actions as may be reasonably necessary, or appropriate to implement the intention and purpose of this Article.

THE FOLLOWING ADDITIONAL RIDERS ARE HEREBY ATTACHED HERETO AND MADE A PART
HEREOF:

1.       Escalation Rider
2.       Electricity Rider
3.       Assignment and Subletting Rider



LANDLORD:         130 WILLIAM LLC         TENANT:  WALL STREET STRATEGIES, INC.


                  /S/ Robert Danial                /s/ Charles Payne
                  ------------------------         ------------------------
                  ROBERT DANIAL, Member            Name: Charles Payne
                                                   Title: